Exhibit 99.1

Investor Presentation April 2022

2 Disclaimer This presentation is being made in connection with a potential business combination (the "Business Combination") between Crow n P ropTech Acquisitions ("Crown") and Brivo, Inc. (collectively with its subsidiaries, "Brivo," the "Company," "us," "our," or " we" ) to a limited number of parties who may be may be interested in acquiring securities of Crown ("Securities"). RBC Capital Markets, LLC has been engaged by Crown to serv e a s placement agent (the "Placement Agent") with respect to the offering of Securities to prospective investors in connection w ith the Business Combination. This presentation is for informational purposes only, and does not constitute an offer to sell or purchase, or the solicitati on of an offer to sell, buy, or subscribe for Securities, nor is it a solicitation of any vote or approval in any jurisdiction p urs uant to the Business Combination or otherwise, nor shall shall there be any sale, issuance or transfer of Securities in any jurisdiction in contravention of applicable law prior to r egi stration or qualification under the securities laws of any such jurisdiction. Investment in Securities described herein has not been approved or disapproved by the United States States Securities and Exchange Commission (the "SEC"), or any other regulatory authority, nor has any authority passed judgme nt upon or endorsed the merits of Securities or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. offense. Crown and the Company reserve the right to update or supplement the information provided in this presentation. This presentation shall remain the property of Crown. Each of Crown and the Placement Agent reserves the right to require the re turn of this presentation (together with any copies or extracts thereof) at any time. By its acceptance hereof, each recipien t a grees that neither it nor its agents, representatives, directors, or employees will copy, reproduce, or distribute to others this presentation, in whole or in part , a t any time without the prior written consent of Crown and that it will keep confidential all information contained herein or oth erwise obtained from Crown (in accordance with such recipient's agreement with the applicable Placement Agent to receive such information) and will use this presentation for the sole purpose of evaluating a possible acquisition of Securities and for no other purpose. Any unauthorized distribution or reproduction of any part of this presentation may result in a violation of the United States Securities Act of 1933, as amended (the "Securities Act"). Investors Securities are being offered as a private placement to a limited number of institutional "accredited investors" as defined in Ru le 501 under the Securities Act or "qualified institutional buyers" as defined in Rule 144A under the Securities Act and will no t be registered under the Securities Act. Securities are being offered in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act, and as such ar e s uitable only as an investment for, and are being offered only to persons who have, directly or through qualified representati ves , the ability to evaluate the merits and risks of an investment in Securities and the ability to assume the economic risks involved in such investment. By accepting this prese nta tion, each prospective investor shall be deemed to have represented that it is an institutional accredited investor or a qual ifi ed institutional buyer. Furthermore, each investor will be required in connection with the purchase of Securities to make representations confirming its eligibility as a prospective investor and that it is purchasing Securities for its own account and not with a view to their resale or distribu tio n. Accordingly, such Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Prospective investor s s hould consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Se curities Act. None of Crown, Brivo or the Placement Agent are responsible for a prospective investors' compliance with any applicable requirements. The transfer of Sec uri ties may also be subject to conditions set forth in an agreement under which they are to be issued. Prospective investors sho uld be aware that they are required to bear the final risk of their investment for an indefinite period of time. Crown is not making an offer of Securities in any state or jurisdiction where such offer is not permitted. An investment in the Securities or the securities of the Company is speculative and involves a high degree of risk. Investors mu st be prepared to bear the economic risks of any investment in the Securities for an indefinite period and be able to withsta nd a total loss of their investment. Investors should carefully consider their own investigation and due diligence of Crown and/or the Company and the terms of any offering . P rospective investors are not to construe the contents of this presentation, or any prior or subsequent communications from or with Crown, the Company, the Placement Agent or other professionals associated with the Business Combination or the offering of Securities, as financial, leg al, tax, or business advice. The Placement Agent is not acting as your advisor or agent. Prior to entering into any Business Com bination, you should determine, without reliance upon Crown, the Company, the Placement Agent, or their respective affiliates, the economic risks and merits, as well as the financial, legal, business, tax, and accounting characterizations and consequences of such Business Combination and indep en dently determine that you are able to assume the risks associated with such Business Combination. Each prospective investor should consult with its own attorney an d a dvisors as to the financial, legal, business, tax, accounting and related matters concerning such Business Combination. In th is regard, by acceptance of this presentation, you acknowledge that you have been advised that (a) the Placement Agent is not in the business of providing fin anc ial, legal, business, tax, or accounting advice, (b) you understand that there will be financial, legal, business, tax, and a cco unting risks associated with such Business Combination, (c) you should receive financial, legal, business, tax, and accounting advice from advisors with appropriate exp ert ise to assess relevant risks, and (d) you should apprise senior management in your organization as to the financial, legal, b usi ness, tax, and accounting advice (and, if applicable, risks) associated with such Business Combination and these disclaimers as to these matters. You confirm that you are not relying upon the information contained herein to make any decision. Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as “esti mate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate f utu re events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limi ted to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to com mer cial product launches, potential benefits of the proposed business combination and the potential success of Brivo’s go - to - market strategy, and expectations related to the terms and timing of the proposed business combination. These statements are based on various assumptions, whether or n ot identified in this presentation, and on the current expectations of Brivo and Crown’s management and are not predictions of a ctu al performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an y investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and ci rcu mstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Brivo and Crown. These forwa rd - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, ma rke t, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including th e r isk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that coul d a dversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Crown or Brivo is not obt ained; the lack of third party valuation in determining whether or not to pursue the proposed business combination; failure t o r ealize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Brivo ; t he risk that the conditions to the financing for the proposed business combination may not be satisfied or waived; the effect of the announcement or pendency of the proposed business combination on Brivo’s business relationships, performance and business generally; risks that the proposed bus iness combination disrupts current plans of Brivo and potential difficulties in Brivo employee retention as a result of the p rop osed business combination; the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and ide nti fy and realize additional opportunities; Brivo’s ability to attract and retain customers; the combined company’s ability to u p - s ell and cross - sell to customers, including the success of Brivo’s customers’ development programs, which will drive future revenues; the ability of the combined company to compete effectively and its ability to manage growth; the amount of redemption requests made by Crown’s public shareholders; th e ability of Crown or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future; the o utcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the co mbi ned company’s securities will not be approved for listed on the New York Stock Exchange or if approved, that such listing will be maintained; and those factors di scu ssed in Crown’s Annual Report on Form 10 - K for the year ended December 31, 2021, dated April 12, 2022, the preliminary proxy sta tement/prospectus of Crown related to the proposed business combination dated April 19, 2022 and, when available, Crown’s final proxy statement to be filed with th e Securities and Exchange Commission (“SEC”), in each case, under the heading “Risk Factors,” and other documents of Crown fi led , or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied b y t hese forward - looking statements. There may be additional risks that neither Crown nor Brivo presently know or that Crown and Bri vo currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking s tatements reflect Crown’s and Brivo’s expectations, plans or forecasts of future events and views as of the date made. Crown and Brivo anticipate that subsequent events and developments will cause Crown’s and Brivo’s assessments to change. However, while Crown and Brivo may elect to update the se forward - looking statements at some point in the future, Crown and Brivo specifically disclaim any obligation to do so. These for ward - looking statements should not be relied upon as representing Crown’s and Brivo’s assessments as of any date subsequent to the date made. Accordingly, undue reliance should not be placed upon the forward - looking statements.

3 Disclaimer (cont’d.) Financial Information This presentation contains projected financial information or forecasts with respect to Brivo. Such projected financial infor mat ion and forecasts constitute forward - looking statements and are included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information and forecasts are inherently un cer tain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that cou ld cause actual results to differ materially from those contained in the projected financial information and forecasts. See the "Forward - Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the projected financial information and forecasts conta in ed in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results ref lected in such projected financial information and forecasts will be achieved. The projected financial information and forecasts were initially prepared in June 2021 and were updated by Brivo on August 28 , 2 021. Brivo does not warrant the accuracy, reliability, appropriateness or completeness of the projections to anyone. Neither Bri vo’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Brivo after the Busi nes s Combination compared to the information contained in the projections, and Brivo does not intend to or undertakes any obliga tio n to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the e ven t that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, the projections should no t be looked upon as “guidance” of any sort. Brivo will not refer back to these projections in its future periodic reports filed under the Exchange Act of 1934. You can f ind more information about Brivo’s projected financial information and forecasts in Crown’s preliminary proxy statement/prospectu s related to the proposed Business Combination dated April 19, 2022, under the heading “Business Combination Proposal – Certain Brivo Projected Financial Information.” In preparing and making the forward - looking statements contained in this presentation, Brivo has made a number of economic, mark et, and operational assumptions. Notably, statements regarding the Company's future financial performance and related financi al projections are, without limitation, subject to material assumptions regarding the Company's ability to economically manufacture and distribute its products at sc ale and meet its customers' business needs and the Company's ability to successfully execute its growth strategy. The Company cau ti ons that its assumptions may not materialize and that current economic conditions render such assumptions, although believed to be reasonable at the time they we re made, subject to greater uncertainty. In addition, without limiting the generality of the foregoing, no audit or review ha s b een undertaken by an independent third party of the financial assumptions, data, results, calculations and forecasts contained, presented or referred to in this pre sen tation. You should conduct your own independent investigation and assessment as to the validity of the information contained in this presentation and the economic, financial, regulatory, legal, taxation, stamp duty and accounting implications of that information. All amounts in this presentation are presented in U.S. dollars. Non - GAAP Financial Measures Certain of the financial measures included in this presentation, including, but not limited to, Adjusted EBITDA and Free Cash Fl ow, have not been prepared in accordance with U.S. GAAP and constitute "non - GAAP financial measures" as defined by the rules of the SEC. Crown and Brivo have included these non - GAAP financial measures because they believe such measures provide an additional tool for prospective investors to use in evaluating the financial performance and prospects of Brivo or any successor entity of the Business Combination. These non - G AAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with U.S. GAAP. In addi tio n, these non - GAAP financial measures do not have any standardized meaning and may differ from non - GAAP financial measures with c omparable names used by other companies. See slide No. 31 of this presentation for reconciliation. Using any such financial measures to analyze Brivo’s business may have material limitations because such cal culations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. Because of these limitations, you should consider these non - GAAP financia l measures alongside other financial performance measures, including financial measures determined in accordance with GAAP. Intellectual Property This presentation contains trademarks, service marks, trade names, copyrights, and products of the Company and other companie s, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name s, copyrights, or products in this presentation is not intended to, and does not, imply a relationship with Crown or the Company, or an endorsement of or sponso rsh ip by Crown or the Company. Solely for convenience, the trademarks, service marks, and trade names referred to in this presen tat ion may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Crown or the Company will not assert, to the f ull est extent permitted under applicable law, their rights or the right of the applicable licensor in such trademarks, service m ark s and trade names. Industry and Market Data This presentation relies on and refers to certain information and statistics based on estimates by Brivo's management and/or obt ained from third party sources which the Company believes to be reliable. Neither Crown nor Brivo has independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate . N one of Crown, the Company, their respective affiliates, the Placement Agent or any third parties that provide information to Cro wn, the Company, or their respective affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any informat ion . None of Crown, the Company, their respective affiliates, the Placement Agent, or any third parties that provide information to Crown, the Company, and their respective affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of th e cause, or the results obtained from the use of such content. Crown and the Company may have supplemented such information w her e necessary, taking into account publicly available information about other industry participants and the Company's management's best view as to information t hat is not publicly available. None of Crown, the Company, their respective affiliates, or the Placement Agent gives any express or implied warranties with res pect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchanta bil ity or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, puniti ve, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity c os ts) in connection with the use of the information herein. Changes and Additional Information in Connection with SEC Filing The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgate d by the SEC. In addition, the information in this presentation has not been reviewed by the SEC, and certain information, su ch as the non - GAAP financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration stateme nt or proxy statement that Crown intends to file if the Business Combination proceeds may differ from this presentation in order to comply with SEC rules. Such registration statement or proxy statement, and any other documents prepared or filed with the SEC with such registration statement or prox y s tatement, may include substantial additional information about Brivo and its business that is not contained in this presentat ion . Once filed, the information regarding Brivo and its business contained in such registration statement or proxy statement, and any other documents prepared or filed wi th the SEC with such registration or proxy statement, will update and supersede the information included in this presentation . By accepting this presentation, the recipient will be deemed to have acknowledged and agreed to the foregoing. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS The proposed business combination will be submitted to shareholders of Crown for their consideration. Crown filed a registrat ion statement on Form S - 4 (the “Registration Statement”) with the SEC which includes a preliminary proxy statement and will include , when available, a definitive proxy statement to be distributed to Crown’s shareholders in connection with Crown’s solicitation for proxies for the vote by Crown ’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statemen t, as well as the prospectus relating to the offer of the securities to be issued to Brivo’s shareholders in connection with the completion of the proposed business c omb ination. After the Registration Statement has been declared effective, Crown will mail a definitive proxy statement and other re levant documents to its shareholders as of the record date established for voting on the proposed business combination. Crown’s shareholders and other interested person s a re advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitiv e p roxy statement / prospectus, in connection with Crown’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other th ing s, the proposed business combination, because these documents will contain important information about Crown, Brivo and the p rop osed business combination. Shareholders may also obtain a copy of the preliminary proxy statement or, once available, the definitive proxy statement as wel l as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Cr own, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 667 Madison Avenue, 12th Floor, New York, NY 10065, attention: Ni kki Sacks PARTICIPANTS IN SOLICITATION Crown, the Company and their respective directors, managers and officers may be deemed participants in the solicitation of pr oxi es of stockholders in connection with the proposed Business Combination. Crown stockholders and other interested persons may obt ain, without charge, more detailed information regarding the directors, managers and officers of Crown in Crown's Annual Report on Form 10 - K for the year ended December 31, 2021, dated April 12, 2022. Additional information will be available in the definitive proxy statement included in the Registration Statement when it becomes available.

4 Pure play, cloud - based smart building access management company with a diversified, technology - enabled ecosystem Business Overview Transaction Structure Pure play cloud - based, smart building access management company with a diversified, technology - enabled ecosystem. Comprehensive platform delivered through SaaS and IoT. Business combination with Crown PropTech Acquisitions ( NYSE : CPTK ) CPTK is a publicly listed special purpose acquisition company with $276 million cash in trust; anticipated PIPE of $75 million. (1) Valuation $809 million pro forma enterprise value. Attractively valued entry multiple for an expected high growth business. Capital Structure $302 million (1) pro forma cash on balance sheet and no debt (2) (other than a convertible note) immediately following the closing of the transaction. Ownership Existing Brivo shareholders will be rolling 100% of their equity. Brivo shareholders expected to own 69% of CPTK’s common stock post - transaction . (3) Note: See page 36 for a detailed transaction overview. Assumes conditions to the closing of the PIPE transaction are satisfied including satisfaction of a minimum cash condition. (1) Assumes no redemptions. PIPE anticipated to be structured as convertible note. (2) Assumes termination of existing revolver and no entrance into a new revolver. (3) Excludes (i) out - of - the - money warrants, (ii) outstanding unvested founder shares of 2.4mm, of which 1.2mm will vest at $13.0 0 per share and 1.2mm will vest at $15.00 per share, (iii) outstanding unvested seller earn - out shares of 8.5mm, of which 4.25mm will vest at $1 3.00 per share and 4.25mm will vest at $15.00 per share, (iv) Convertible Notes PIPE, (v) Convertible Note held by R. Chera, (vi) Brivo rollover op tions and (vii) Brivo earn - out RSUs.

Crown PropTech Acquisitions

Leadership at the forefront of real estate & property technology

Management Team Insights

60+ years of combined experience in real estate transactions, branding assets and integrated emerging technologies

Acquired and developed billions of dollars of high-profile commercial real estate assets

Co-founded ReWyre, tech aggregator and intelligent city master planner that designs and integrates PropTech and mobility solutions

Platform Spanning Multiple Industry Verticals

Real Estate Tech Ecosystem Lens

Unlock Hidden and/or Unrealized Value

CROWN PROPTECH | Management Team



Richard Chera
Chairman & CEO
CROWN ACQUISITIONS
REWYRE



Dr. Pius Sprenger
CFO & Board Member
Deutsche Bank
CANTOR Fitzgerald



Rasheq Zarif
Lead Strategic Advisor
Mercedes-Benz
LAB1886
Deloitte.

Independent Board of Directors



Dr. Martin Enderle
Board Member
Delivery Hero
Scout24
ALLMYHOMES



Lisa Holladay
Board Member
Marriott International
The Ritz-Carlton
TIGER 21



Stephen Siegel
Board Member
CBRE



Fritz van Paasschen
Board Member
SONDER
starwood Hotels and Resorts

brivo

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Crown and Brivo Partnership

Expected to Accelerate Real Estate Tech Across Global Networks

Rapid growth and expanded ecosystem through Crown network

- Leveraging Crown's experience and relationships in commercial real estate to expand and scale in B2B market
- Opportunity to create synergies with other PropTech businesses and expand SaaS revenue
- Access to leading international networks across commercial real estate investors, hospitality partners and REITs

Crown team brings **powerful and broad** experience in real estate technology

- Co-founded ReWyre, a technology aggregating platform, that connects developers and technology vendors
- Long-term player in global forums strengthening relationships with entrepreneurs, venture capital, developers and brokers for the past 20 years

Combination with Crown **solidifies Brivo as a category leader** in PropTech

- Substantial breadth of best-in-class building access management solutions coupled with developed relationships is expected to drive long term portfolio level partnerships
- Expects to build upon Brivo's extensive network of 1,500+ global partners and 7,000+ certified technicians to increase market penetration and drive further adoption brivo
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7 7 Why Crown PropTech loves Brivo Rapidly growing Proptech company revolutionizing the real estate and smart spaces landscape Best - in - class access management platform valuable for enterprise, commercial and multifamily buildings Compelling SaaS - driven business model with strong retention, high operating leverage, and attractive unit economics Large and growing TAM underpinned by strong demand and adoption across attractive end markets Proven go - to - market strategy accelerated by a deep and expansive network of partner relationships Significant synergies with technology adoption across Crown portfolio & relationships

8 1. A differentiated p latform Brivo provides a global view of property assets in a single integrated platform that enables portfolio - wide data collection and response

9 Access Management Brivo enables multi - site facility access synchronized with corporate identity management systems Smart Apartments A full ecosystem of open solutions to improve convenience, amenities and energy use for MDUs Visual Awareness Brivo fuses access events and sensor data with video augmented by AI to accelerate event response Visitor & Delivery Management Brivo orchestrates access, notifications and tracking for visitors and deliveries Brivo is a comprehensive enterprise, commercial and multifamily solution Data Analytics Brivo’s BI tools allow customers to harness valuable operational insights from their data for real - time response, forensic analysis and data mining 9

10 Brivo is the smart space platform for every class of property Complete Smart Space Platform A Fit for Every Class of Property Attractive Customer Acquisition Model SaaS Brivo Sales Readers Sensor Control Panels Integrators Customers

11 Mobile Apps Video Intercom Visitor Management Parking Management Smart Apartment Access Control Enterprise Dashboard & Analytics Package Delivery Self Guided Tours Integrated Surveillance Office Access Control The full breadth of software and hardware devices for smart spaces Brivo is the foundational platform for smart spaces Readers Control Panels Gateways Smart Locks Intercom Cameras Sensor

12 Supported by 275+ dedicated employees across three offices The Brivo team has proven ability to execute 12 Jeff Nielsen CTO Bill Yesnick VP Sales Steve Van Till Founder & CEO Kevin Gibbs VP Cloud Operations Dave Williams VP Strategic Sales Mike Voslow CFO John Szczygiel COO Kerstin Demko VP Marketing Dean Drako Chairman Mary Clark CMO

13 2021A – 2025E Revenue CAGR + 54% Subscriptions Hardware Revenue Forecast 300M+ SQFT commercial property under Brivo management 72,000+ Customer buildings on Brivo Access platform 350,000 + Customer doors in daily use Compelling Unit Economics 6.1x Zero LTV /CAC CAC Payback Period Large SaaS Customer Base 45,500+ Total Accounts Channel Leverage Advantage 1,500+ 7,000+ 5,000+ Commercial integrators Trained Installers Field Sales Reps Industry Leading Retention 121% Net Revenue Retention (2021A ) Brivo’s Key Metrics 2021A 2022E 2023E 2024E 2025E Subscriptions Represent a Significant Portion of Total Revenues Subscriptions $ 73 2021A $110 2022E $179 2023E $290 2024E $417 2025E 42% 44% 48% 52% 58% Please refer to “Disclaimer” on Slides 2 and 3 including under the headers “Forward - Looking Statements” and “Financial Informati on” for the disclaimer regarding the forecasts and projections included in this presentation.

14 Attractive unit economics drive immediate profitability 14 Immediate CAC payback $(CAC) Expansion SaaS $ LTV $ IoT GM $0 Total LTV Channel leverage keeps CAC low Strong gross margins on upfront IoT sale 6.1x LTV / CAC (1) (1) Source: Calculations based on 2021 operating results for Customer Lifetime Value (LTV) and Customer Acquisition Cost (CAC)

The smart space revolution is underway

Four major secular trends are driving increasing adoption of smart space solutions

PropTech boom

Buildings need better digital and connected solutions for access management, tenant experience and ESG

Brivo's comprehensive platform is designed to address all of these needs

Inflection point for cloud market

We expect cloud access will grow 5x in 5 years due to end user demand for building solutions that work like enterprise applications

Brivo has benefitted positionally by being ahead of this trend

Channel pivot

Channel sentiment has swung from 20% to 70% cloud favorability in the past 5 years

Brivo's channel is 1,500+ integrators with 5,000+ sales staff and 7,000+ Brivo-certified installers

New normal, safety & health

Hybrid work, health and safety protocols, shared spaces and flex spaces drive higher density of smart space solutions

Brivo's platform has added incremental capability along with the changing workplace landscape brivo
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16 A large and growing $70bn market Majority of SaaS opportunity concentrated in Brivo’s primary markets 16 “Smart Building technology is now seeing a surge of interest and adoption like never before.“ Metaprop Current State of Smart Buildings May 2021 Adjacencies $42 bn $28 bn Products SaaS Total TAM (2021) $70 bn Source: Data derived from leading third party consultant reports (Omdia, Gartner, Group337, Deloitte, AEW), Yardi, National Mul tifamily Housing Council, National Association of REITs, S&P Global Intelligence, US Census, Eurostat and EU demographic agen cie s. Enterprise $15bn Commercial $14bn Multifamily $13bn

17 2. Meaningful growth opportunity Brivo’s AI - based tools detects and captures compliance violations so that you don’t have to

18 Lorem ipsum dolor sit amet, consectetuer adipiscing elit, sed diam nonummy nibh euismod tincidunt ut laoreet dolore magna aliquam erat volutpat. Sales Team Expansion Brivo’s growth levers are repeatable and scalable SaaS Expansion of domestic and international sales teams and roles Help customers expand with investments in design, execution, & customer success Higher recurring revenue per account through new SaaS layers and upsells Tested path for adding new products to existing channels and increasing sales Customer Success SaaS Service Expansion Product Expansion

19 A land and expand growth strategy 19 • Significant increase in Annual Recurring Revenue (ARR) per account • Brivo has significant organic runway within its existing end user base • End users and channel partners realize increasing value from Brivo’s end - to - end solutions • Focused commercial efforts to drive market penetration and upselling ● Perimeter entries ● Interior doors ● Data centers ● Secure storage ● Parking areas ● Identity Management ● Video Management ● Mobile Credentials ● Visitor Management ● Video Intercom Additional Use Cases Additional Services Additional Devices Additional Locations Expand Land Expand

20 Proven results of land and expand Example: Fortune 1000 – Industrial Example: Fortune 1000 – Government Example: Fortune 1000 – Technology Example: Fortune 1000 – Healthcare Year 1 Now 831 1,784 Year 3 $260k ARR Year 1 Now 582 1,073 Year 10 $115k ARR Year 1 Now 107 894 Year 5 $98k ARR Year 1 Now 649 905 Year 5 $64k ARR (number of connected devices) (number of connected devices) (number of connected devices) (number of connected devices) 5 Note: Annual Recurring Revenue (ARR) represents the annualized end of period monthly recurring revenue. 20 45 32 21

21 Commercial Enterprise Multifamily 2,800+ Accounts 800+ Accounts 41,800 + Accounts Brivo serves a large, diversified and global customer base

22 Long - tenured relationships with largest integrators Brivo’s large channel is an amplifier Since 2003 Since 2003 Since 2008 1,500+ Commercial Integrators Globally More Channel Partners More Salespeople More End Customers (1) Among channel partners for 2021. Our channel encompasses 7,000+ certified technicians and a 5,000+ person salesforce (1)

23 3. Unmatched proven t echnology Brivo provides real - time occupancy data to help tenants and owners optimize the use of their assets most efficiently while minimizing energy consumption in unoccupied spaces to meet sustainability goals

Unique, integrated, cloud - based SaaS platform ● 4th generation ● Enterprise dashboards ● Data and analytics ● Workflow automation ● Highly evolved cyber defenses ● API - Proptech enablement ● AI/ML anomaly detection ● Video surveillance ● Architectural - grade design 24

25 Brivo’s mobile apps engage users and drive adoption 25 Multiple mobile apps bundle features and capabilities unique for each type of user persona Tenant Experience Resident Experience Management Experience Integrator Experience

26 Brivo’s API ecosystem bridges the physical and digital worlds Smart Locks Readers Cameras Elevators Control Panels Cellular Vertical Integrations: Video | Elevator control | Biometrics | Identity management | Visitor management Intercom | Property management | Co - working | HR management | Health & wellness Diversified and large multi - vendor ecosystem supports competitive advantage 26

27 Brivo’s product roadmap leverages core strengths and service extensions Enterprise Commercial Multifamily CRE Extend Core Capabilities New Investment Priorities ACCESS + SMART SPACES VIDEO ANALYTICS + EVENT DATA FUSION VISITOR & DELIVERY EXPERIENCE USER & PARTNER ENABLEMENT SECURITY OPS AI / ML INSIGHTS & AUTOMATION SMART SPACES TENANT EXPERIENCE EMPLOYEE EXPERIENCE 27

28 M&A drives growth in adjacent products and services Scoping 50 + opportunities Examining 25 + opportunities Prioritizing 3 o pportunities $50m+ e stimated revenue potential Key investment areas Acquisition targeting and integration ● Value - accretive, portfolio expansion opportunities with recurring revenue potential ● Select smart IOT device additions ● Disciplined and focused approach based on defined strategy and investment criteria ● Expansion into international markets growing global presence ● Brivo integrated Parakeet technologies in March 2020 and doubled revenue over the previous year ● Dean Drako has integrated numerous companies into Barracuda Networks and his other enterprises and brings a strong methodology for target selection and value creation 28

29 4. Financials Brivo uses machine learning to provide continuous anomaly detection of unusual patterns across people and places

30 Transaction proceeds unlock growth Sales Team Expansion Expansion of domestic and international field sales teams and roles Product expansion Proven path for adding new products to the existing channel and increasing sales SaaS Service Expansion Higher recurring revenue per account through new SaaS layers and upsells 30 Estimated use of proceeds Reserved / Acquisition 1 Customer Success Help customers expand with investments in design, execution, & customer success (1) Assumes conditions to the closing of the PIPE transaction are satisfied including satisfaction of a minimum cash conditio n. 2 3 4 5 $302M Cash to BS (est.) (1)

Brivo financial summary and expected forecasts

Summary P&L	Actual				Projected			
($ in millions)	2018A	2019A	2020A	2021A	2022E	2023E	2024E	2025E
Subscription Revenue	$17.4	$21.0	$25.5	$31.0	$48.6	$85.3	$149.8	$240.7
Hardware & Other Revenue	25.1	30.2	31.9	42.4	61.5	93.7	140.1	175.9
Total Revenue	**$42.5**	**$51.2**	**$57.4**	**$73.4**	**$110.0**	**$179.1**	**$289.9**	**$416.6**
YoY Growth (%)			*12.1%*	*27.8%*	*49.9%*	*62.8%*	*61.9%*	*43.7%*
Gross Profit	**$27.2**	**$32.6**	**$34.2**	**$41.9**	**$69.1**	**$106.9**	**$179.9**	**$267.2**
% Margin	*64.0%*	*63.7%*	*59.5%*	*57.2%*	*62.8%*	*59.7%*	*62.0%*	*64.1%*
Adjusted EBITDA[1]	**$1.7**	**$4.5**	**$8.5**	**($0.7)**	**($4.3)**	**($3.5)**	**$32.7**	**$91.9**
% Margin	*3.9%*	*8.9%*	*14.8%*	*NM*	*NM*	*NM*	*11.3%*	*22.1%*
FCF[2]	**$1.2**	**($2.8)**	**($0.9)**	**($5.8)**	**($24.4)**	**($35.4)**	**$6.4**	**$52.5**

Adjusted EBITDA Reconciliation	Actual				Projected			
($ in millions)	2018A	2019A	2020A	2021A	2022E	2023E	2024E	2025E
Net Income / (Loss)	($3.1)	($1.2)	$1.0	($9.2)	($15.7)	($17.5)	$15.7	$72.8
Income Tax	(0.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Interest Expense	0.6	0.8	1.2	0.9	0.0	0.0	0.0	0.0
Depreciation & Amortization	4.3	4.8	5.9	7.3	11.0	13.5	16.5	18.6
Stock Based Compensation	0.2	0.2	0.3	0.3	0.5	0.5	0.5	0.5
Adjusted EBITDA[1]	**$1.7**	**$4.5**	**$8.5**	**($0.7)**	**($4.3)**	**($3.5)**	**$32.7**	**$91.9**

Free Cash Flow Reconciliation	Actual				Projected			
($ in millions)	2018A	2019A	2020A	2021A	2022E	2023E	2024E	2025E
CF From Operations	2.8	2.1	5.2	(0.8)	(11.6)	(18.4)	25.5	75.4
CF From Investing	(1.5)	(4.9)	(6.1)	(5.1)	(12.8)	(16.9)	(19.0)	(22.9)
FCF[2]	**$1.2**	**($2.8)**	**($0.9)**	**($5.8)**	**($24.4)**	**($35.4)**	**$6.4**	**$52.5**

(1) Adjusted EBITDA is a non-GAAP measure. 2020 Adjusted EBITDA includes the benefit of $3.5m PPP funding that flows through the income statement "other income" as a direct offset to operating expense. The PPP loan enabled the Company to maintain its operational scale without having to implement cost cutting measures in response to COVID-19.
(2) Cash flows from operating activities less cash flows from investing activities.
Please refer to "Disclaimer" on Slides 2 and 3 including sections on Forward-Looking Statements, Preliminary Financial Information and Non-GAAP Financial Measures.

brivo
31

32 Expected high growth platform ARR (1) $ 34 $60 $111 $187 $290 ($ in millions) 2021A – 2025E Revenue CAGR + 54% 121% Net Revenue Retention (2) 2021A 71% ARR CAGR 2021A – 2025E Revenue 58% Of 2025E revenue from subscriptions $ 73 $110 $179 $290 $417 Subscriptions Hardware (1) Annual Recurring Revenue (ARR) represents the annualized end of period monthly recurring revenue. (2) Last Twelve Months as of December 31, 2021 across all channel partners. Please refer to “Disclaimer” on Slides 2 and 3 including sections on Forward - Looking Statements, Preliminary Financial Informati on and Non - GAAP Financial Measures. 2021A 2022E 2023E 2024E 2025E

33 Scale and operating leverage drive margins (1) Adjusted EBITDA is a non - GAAP measure. Note: 2021A total gross margin is 57% and 2021A subscription gross margin is 69%. Please refer to “Disclaimer” on Slides 2 and 3 including sections on Forward - Looking Statements, Preliminary Financial Information and Non - GAAP Financial Measures . • Expansion of subscriptions gross profit margin • Build - out of commercial organization, geographic expansion and ARR expansion within existing end user base • Operating leverage and economies of scale • Continued investments in innovation and R&D 15% 22% 2020A 2025E Adjusted EBITDA (1) Margin 72% 60% 79% 64% 2020A 2025E Gross Profit Margin Subscriptions Total 33

34 Brivo + Crown in a perfect storm 34 SaaS has disrupted every major technology sector ● Brivo is a leading cloud native access control provider - hardened and proven ● Advanced cloud delivered services to dramatically expand share of wallet/LTV Technology is transforming the property management market ● Brivo is a full service platform deployed across sectors and geographies ● Platform is expected to be expanded for even greater consolidation of capabilities Channel already pivoting to embrace cloud, SaaS ● Brivo expects a growing channel in cloud ● Brivo continues to experience success in the channel The new normal for work & life is accelerating transformation ● Brivo’s proven ability to respond rapidly is driving current business acceleration ● Brivo is investing behind these trends with the expectation to capitalize and win Rapid growth and expanded ecosystem through Crown network Powerful and broad experience in real estate technology Combination with Crown solidifies Brivo as a category leader in PropTech Crown Synergies

35 5. Transaction Property managers save energy with Brivo by remotely managing heating, cooling, and lighting based on occupancy Sensors Light Controls Thermostats

Transaction overview

Proposed Transaction Terms

- Pro Forma Enterprise Value of $809mm, representing a transaction multiple of 7.4x 2022E revenues
  - Excludes earn-out shares and other out-of-the-money dilutive securities
- 100% equity rollover from existing Brivo shareholders
- $276mm cash proceeds from SPAC(1)
- $75mm fully committed PIPE (subject to minimum cash requirements and other conditions) in the form of a Convertible Note
- $302mm cash proceeds to balance sheet to fund growth(2)

Sources

($mm)

Brivo Rollover Equity(3)	$715
CPTK Cash in Trust(1)	276
Convertible Notes PIPE Investment(6)	75
Existing cash on Balance Sheet(4)	2
Total Sources	**$1,068**

Uses

($mm)

Equity Consideration to Existing Brivo Shareholders(3)	$715
Cash to Balance Sheet	302
Cash to Repay Debt(4)	16
Estimated Transaction Expenses	35
Total Uses	**$1,068**

Pro Forma Valuation

($ in mm, except for per share price; shares in mm)

Brivo Share Price	$10.00
Pro Forma Shares Outstanding(5)	103.6
Equity Value	**$1,036**
Less: Assumed Pro Forma Cash	(302)
Add: Convertible Notes PIPE (6)	75
Enterprise Value	**$809**

Pro Forma Ownership @ $10.00 per share(5)



SPAC Equity
26.6%
SPAC Sponsor + Anchor
4.4%
Existing Shareholders
69.0%

Note: Transaction structure, consideration and economics based on executed LOI. Assumes no CPTK shareholder redemptions from trust.
(1) Assumes no redemptions.
(2) Assumes no redemptions and conditions to the closing of the PIPE transaction are satisfied including satisfaction of a minimum cash condition.
(3) Excludes outstanding unvested seller earn-out shares of 8.5mm, of which 4.25mm will vest at $13.00 per share and 4.25mm will vest at $15.00 per share.
(4) As of December 31, 2021.
(5) Includes 71.5mm existing Brivo rollover shares, 27.6mm Crown shares and 4.5mm Sponsor shares. Excludes (i) out-of-the-money warrants, (ii) outstanding unvested founder shares of 2.4mm, of which 1.2mm will vest at $13.00 per share and 1.2mm will vest at $15.00 per share, (iii) outstanding unvested seller earn-out shares of 8.5mm, of which 4.25mm will vest at $13.00 per share and 4.25mm will vest at $15.00 per share. (iv) Convertible Notes PIPE, (v) Convertible Note held by R. Chera, (vi) Brivo rollover options, and (vii) Brivo earn-out RSUs.
(6) Subject to minimum cash requirements and other conditions.

brivo 36

Public comparables – operating benchmarking



Security and Vertical SaaS
Software-enabled Industrial Tech
LTM % Recurring Rev.(1)
brivo 43%
Matterport 55%(2)
FORTINET 34%(2)
ncino 82%(2)
paloalto 74%(3)
CoStar Group 37%(2)
appfolio 96%(2)
GUIDEWIRE 39%(3)
Check Point 76%(2)
Q2 72%(2)
LATCH 20%(2)
SmartRent 17%(2)
HEXAGON 40%(4)
VERRA MOBILITY 41%(2)
Trimble 39%(2)(5)
FORTIVE 40%(2)
Revenue Growth
CY2022E
Median: 23%
Median: 10%
50% 17% 29% 46% 23% 11% 26% 8% 6% 16% 112% 115%
9% 21% 10% 10%
CY2023E
Median: 20%
Median: 7%
63% 48% 20% 26% 21% 16% 20% 12% 5% 19% 99% 123%
8% 6% 8% 6%
Gross Margin
CY2022E
Median: 60%
Median: 62%
63% 55% 75% 64% 75% 81% 60% 50% 88% 52% 4% 12%
65% 95% 58% 58%
CY2023E
Median: 61%
Median: 63%
60% 61% 77% 65% 75% 81% 60% 51% 89% 53% 18% 21%
66% 96% 59% 58%

Source: Brivo Management, company filings, Capital IQ as of 04/14/2022.
Note: Companies sorted by CY2022E revenue multiple.
(1) Company filings, last twelve months as of current quarter 2021 unless denoted otherwise.
(2) Represents CY2021 % subscription / recurring revenue.
(3) Represents LTM % subscription / recurring revenue as of 01/31/2022.
(4) Represents CY2020 % subscription / recurring revenue.
(5) Trimble service revenue includes professional services.

Please refer to "Disclaimer" on Slides 2 and 3 including under the headers "Forward-Looking Statements" and "Financial Information" for the disclaimer regarding the forecasts and projections included in this presentation.

brivo

37

38 Public comparables – multiples benchmarking Revenue Multiples Gro wth Adj. Revenue Multiples (2) CY 20 22E CY 20 23E CY 20 22E CY 20 23E Source: Brivo Management, c ompany filings, Capital IQ as of 04 / 14 /202 2 . Note: Companies sorted by CY2022E revenue multiple . (1) Based on the proposed transaction. (1) (1) (1) (1) Security and Vertical SaaS Software - enabled Industrial Tech Please refer to “Disclaimer” on Slides 2 and 3 including under the headers “Forward - Looking Statements” and “Financial Information” for the disclaimer regarding the forecasts and projections included in this presentation. (2) Represents Enterprise Value / Revenue / Growth Rate. 4.5x 8.9x 10.3x 9.2x 9.2x 8.8x 7.4x 7.7x 6.3x 5.0x 1.4x 1.2x 6.9x 4.8x 4.2x 3.9x Median: 7.7x Median: 4.5x 0.15x 0.76x 0.43x 0.25x 0.48x 0.91x 0.34x 1.07x 1.15x 0.37x 0.03x 0.02x 0.84x 0.24x 0.46x 0.40x Median: 0.43x Median: 0.43x 0.07x 0.18x 0.53x 0.35x 0.43x 0.56x 0.38x 0.62x 1.30x 0.26x 0.01x 0.01x 0.82x 0.84x 0.52x 0.66x Median: 0.38x Median: 0.74x 7.4x 13.2x 12.3x 11.6x 11.1x 10.2x 8.8x 8.7x 6.6x 5.9x 2.8x 2.7x 7.5x 5.1x 4.5x 4.2x Median: 8.8x Median: 4.8x

Thank You 39